SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2011

MEMSIC, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33813	04-3457049
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Tech Drive, Suite 325, Andover, MA 01810
(Address of principal executive offices) (Zip Code)

One Tech Drive, Suite 325, Andover, MA 01810
(Mailing Address)

(978) 738-0900
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	Submission on Matters to a Vote of Security Holders

Our (the “Company’s) 2011 Annual Meeting (the “Annual Meeting”) of Shareholders was held on June 29, 2011.  Set forth below are the results of the votes taken at the Annual Meeting.

Of the 23,825,763 shares of the Company’s common stock outstanding as of the close of business on the May 9, 2011 record date, 21,481,569 shares were represented at the meeting.

Two nominees were elected to the Board for three-year terms ending at the 2014 Annual Meeting of Shareholders, and until their successors are duly elected and qualified by the following votes:

Name	Votes For	Votes Withheld
Lawrence A. Kaufman, Ph.D.	12,889,018	1,581,801
David K. Yang	12,889,088	1,581,731

The shareholders approved the amendment and restatement of the Company’s 2007 Stock Incentive Plan by the following votes:

For	Against	Abstain
12,816,774	1,645,929	8,115

The shareholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2011 by the following vote:

For	Against	Abstain
21,479,748	1,423	398

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEMSIC, INC.

By:	/s/ PATRICIA NIU
Patricia Niu
Chief Financial Officer
Date: June 30, 2011